CONSOLIDATED BALANCE SHEET (Parenthetical) - $ / shares	Dec. 31, 2024	Dec. 31, 2023
Equity
Common stock, par or stated value per share (in dollars per share)	$ 0.01	$ 0.01
Common stock, shares authorized (in shares)	4,000,000,000	4,000,000,000
Common stock, shares, issued (in shares)	948,068,772	883,068,393
Common stock, shares, outstanding (in shares)	878,337,677	839,910,275
Treasury shares (in shares)	70,093,639	43,490,981